EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 29, 1996, appearing in this Annual Report on Form 10-K of Comdial Corporation for the year ended December 31, 1995, in the following Registration Statements:

                                            Registration
                  Form:                         Number:
                    S-8                          2-89330
                    S-8                         33-53562


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Richmond, Virginia
March 19, 1996